                                                                      EXHIBIT 10

                                28,500,000 Shares

                             CMS ENERGY CORPORATION

                         Common Stock ($0.01 par value)

                             ----------------------

                             Underwriting Agreement

                                                                 October 7, 2004

To the Representatives named in Schedule I hereto of the Underwriters named in Schedule II hereto

Ladies and Gentlemen:

         CMS Energy Corporation, a Michigan corporation (the "Company"), proposes to issue and sell to the several Underwriters (as defined in Section 12 hereof) the respective number of shares of Common Stock ($0.01 par value per share) ("Common Stock") of the Company (the "Initial Securities") set forth in
Schedule II hereto, subject to the terms and conditions set forth herein. The Underwriters have designated the Representatives (as defined in Section 12 hereof) to execute this Agreement on their behalf and to act for them in the manner provided in this Agreement.

         The Company has agreed to grant to the Underwriters, severally and not jointly, an option (the "Option") to purchase all or any part of 4,275,000 additional shares of Common Stock (the "Option Securities"), at a price per Option Security equal to the price per Initial Security. The Option shall expire 30 days after the Time of Purchase (as defined in Section 2 hereof), and may be exercised in whole or in part from time to time. The Option may be exercised upon notice by the Representatives to the Company setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the time, date and place of payment and delivery for such Option Securities. Any such time and date of payment and delivery shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor, in any event, prior to the Time of Purchase, unless otherwise agreed upon by the Representatives and the Company. Any such time and date of payment and delivery which falls after the Time of Purchase is referred to herein as a "Date of Option Delivery". If the Option is exercised as to all or any portion of the Option Securities, each of the Underwriters, severally and not jointly, will purchase that proportion of the aggregate number of Option Securities then being purchased which the aggregate number of Initial Securities each such Underwriter has severally agreed to purchase as set forth on Schedule II bears to the aggregate number of Initial Securities. As used herein, the term "Securities" shall include the Initial Securities and all or any portion of any Option Securities.

         The Company has prepared and filed with the Securities and Exchange Commission (the "Commission"), in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-3 (Registration No. 333-51932) including a prospectus relating to the Securities, and such registration statement has become effective under the Act. The registration statement, at the time the most recent post-effective amendment thereto became effective and as it may have been thereafter amended to the date of this Agreement (including the documents then incorporated by reference therein) is herein referred to as the "Registration Statement". If the Company has filed, or will file, an abbreviated registration statement to register additional Securities pursuant to Rule 462(b) under the Act (the "Rule 462(b) Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. The prospectus forming a part of the Registration Statement at the time the Registration Statement became effective (including the documents then incorporated by reference therein) is herein referred to as the "Basic Prospectus"; provided, that, in the event that the Basic Prospectus shall have been amended or revised prior to the date of this Agreement, or if the Company shall have supplemented the Basic Prospectus by filing any documents pursuant to Section 13, 14 or 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the time the Registration Statement became effective and prior to the date of this Agreement, which documents are deemed to be incorporated in the Basic Prospectus, the term "Basic Prospectus" shall also mean such prospectus as so amended, revised or supplemented. The Basic Prospectus, as it shall be revised or supplemented to reflect the final terms of the offering and sale of the Securities by a prospectus supplement relating to the Securities, and in the form to be filed with the Commission pursuant to Rule 424 under the Act, is hereinafter referred to as the "Prospectus". The Basic Prospectus as supplemented by the Preliminary Prospectus Supplement dated October 4, 2004 relating to the Securities, in the form filed with the Commission pursuant to Rule 424 under the Act, is hereinafter referred to as the "Preliminary Prospectus". Any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to include amendments or supplements to the Registration Statement or Prospectus, as the case may be, and documents incorporated by reference therein, after the date of this Agreement and prior to the termination of the offering of the Securities by the Underwriters.

         1. Purchase and Sale. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to sell to the respective Underwriters, severally and not jointly, and the respective Underwriters, severally and not jointly, agree to purchase from the Company, at the purchase price of $9.10 per share, the respective number of shares of Initial Securities set opposite their names in Schedule II hereto and the respective number of Option Securities determined as set forth above if and to the extent the Option is exercised by the Representatives.

         The Company is advised by the Representatives that the Securities may be offered by the Underwriters from time to time in one or more transactions on the New York Stock Exchange ("NYSE") or on other national securities exchanges on which the Company's Common Stock is traded, in the over-the-counter market, through negotiated transactions or otherwise at market prices prevailing at the time of the sale or at prices otherwise negotiated.

         2. Payment and Delivery. Payment for the Securities shall be made to the Company in federal or other immediately available funds in New York City (or such other place or places of payment as shall be agreed upon by the Company and the Representatives in writing), upon the delivery of the Securities at the offices of Pillsbury Winthrop LLP, 1540 Broadway, New York, New York (or such other place or places of delivery as shall be agreed upon by the

Company and the Representatives) to the Representatives for the respective accounts of the Underwriters against receipt therefor signed by the Representatives on behalf of themselves and as agent for the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York time on October 13, 2004 (or on such later business day as shall be agreed upon by the Company and the Representatives in writing), unless postponed in accordance with the provisions of Section 8 hereof. The day and time at which payment and delivery for the Securities (without regard to any Option Securities) are to be made is herein called the "Time of Purchase".

         In addition, in the event that the Underwriters have exercised their Option to purchase any or all of the Option Securities, payment of the purchase price for, and delivery of, such Option Securities shall be made at the above mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company on the relevant Date of Option Delivery as specified in the notice from the Representatives to the Company.

         Delivery of the Securities shall be made in definitive, fully registered form in authorized denominations registered in such names as the Representatives may request in writing to the Company not later than two full business days prior to the Time of Purchase, or, if no such request is received, in the names of the respective Underwriters for the respective number of shares of Securities, set forth opposite the name of each Underwriter in Schedule II hereto, in denominations selected by the Company. The certificates evidencing the Securities shall be delivered at the Time of Purchase for the account of the Underwriters, with any transfer taxes payable by the Company duly paid.

         The Company agrees to make the Securities available for inspection by the Underwriters at least 24 hours prior to the Time of Purchase, in definitive, fully registered form, and as requested pursuant to the preceding paragraph.

         3. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the warranties and representations on the date hereof and at and as of the Time of Purchase and any Date of Option Delivery, on the part of the Company, and to the following other conditions.

                  (a) That all legal proceedings to be taken in connection with the issue and sale of the Securities shall be reasonably satisfactory in form and substance to Pillsbury Winthrop LLP, counsel to the Underwriters.

                  (b) That, at the Time of Purchase, the Representatives shall be furnished with the following opinions or letter, as the case may be, dated the day of the Time of Purchase:

                           (1) opinion of Robert C. Shrosbree, Esq., Assistant
General Counsel of the Company, substantially to the effect set forth in Exhibit A attached hereto;

                           (2) letter of Skadden, Arps, Slate, Meagher & Flom
LLP, special counsel to the Company, substantially to the effect set forth in Exhibit B attached hereto; and

                           (3) opinion of Pillsbury Winthrop LLP, counsel to the
Underwriters, as to such matters relating to the Securities and the transactions contemplated hereby as the Underwriters may reasonably request.

                  (c) (i) That, on the date hereof and on the date of the Time of Purchase, the Representatives shall have received a letter from Ernst & Young LLP ("E&Y") in form and substance satisfactory to the Underwriters, dated as of such date, (A) confirming that they are an independent registered public accounting firm with respect to the Company within the meaning of the Act and the applicable published rules and regulations of the Commission thereunder, (B) stating that in their opinion the financial statements examined by them and incorporated by reference in the Prospectus complied as to form in all material respects with the applicable accounting requirements of the Commission and (C) covering, as of a date not more than five days prior to the date of such letter, such other matters as the Underwriters reasonably request.

                           (ii) That, on the date hereof and, with respect to
PricewaterhouseCoopers LLP only, on the date of the Time of Purchase, the Representatives shall have received a letter from each of PricewaterhouseCoopers LLP and Price Waterhouse, each in form and substance satisfactory to the Underwriters, dated as of such date, confirming that (A)(i) in the case of PricewaterhouseCoopers LLP, they are an independent registered public accounting firm with respect to the Company and the Midland Cogeneration Venture Limited Partnership and (ii) in the case of Price Waterhouse, they are independent public accountants with respect to the Company and Jorf Lasfar Energy Company S.C.A., each within the meaning of the Act and the applicable published rules and regulations of the Commission thereunder, (B) stating that in each of their opinions the financial statements examined by them and incorporated by reference in the Prospectus complied as to form in all material respects with the applicable accounting requirements of the Commission, including the applicable published rules and regulations of the Commission, and (C) covering, as of a date not more than five days prior to the date of such letter, such other matters as the Underwriters reasonably request.

                  (d) That, subsequent to the date hereof or, if earlier, the dates as of which information is given in the Prospectus (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in Section 3(c) hereof or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries taken as a whole, except as set forth in or contemplated in the Prospectus (exclusive of any amendment or supplement thereto), the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated in the Prospectus (exclusive of any amendment or supplement thereto).

                  (e) That no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission.

                  (f) That, at the Time of Purchase, the Company shall have delivered to the Representatives a certificate of an executive officer of the Company to the effect that, to the best of his knowledge, information and belief, (i) there shall have been no material adverse change in the condition (financial or otherwise), earnings, business, properties or prospects of the Company from that set forth in the Prospectus (other than changes referred to in or contemplated by the Prospectus) and (ii) the representations and warranties of the Company in this Agreement are true and correct on and as of the Time of Purchase with the same effect as if made at the Time of Purchase, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Time of Purchase.

                  (g) That the Company shall have performed such of its obligations under this Agreement as are to be performed at or before the Time of Purchase by the terms hereof.

                  (h) That any additional documents or agreements reasonably requested by the Underwriters or their counsel to permit the Underwriters to perform their obligations or permit their counsel to deliver opinions hereunder shall have been provided to them.

                  (i) That the Company shall have complied with the provisions of Section 4(e) hereof with respect to the furnishing of the Prospectus.

                  (j) That between the date hereof and the day of the Time of Purchase there has been no downgrading of the investment ratings of any of the Company's securities or of Consumers Energy Company's first mortgage bonds by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch, Inc., and neither the Company nor Consumers Energy Company shall have been placed on "credit watch" or "credit review" with negative implications by any of such statistical rating organizations if any of such occurrences shall, in the reasonable judgment of the Representatives, after reasonable inquiries on the part of the Representatives, impair the marketability of the Securities.

                  (k) That any filing of the Prospectus and any supplements thereto required pursuant to Rule 424 under the Act have been made in compliance with Rule 424 under the Act in the time periods provided by Rule 424 under the Act.

                  (l) That the Securities, at the Time of Purchase, shall have been duly listed, subject to notice of issuance, on the NYSE.

                  (m) That, at the Time of Purchase, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit C hereto addressed to the Representatives from each person listed in Schedule III hereto.

                  (n) That, in the event that the Underwriters exercise their Option to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company hereunder shall be true and correct as of each Date of Option Delivery, and, at the relevant Date of Option Delivery, the Representatives shall receive:

                           (1) a certificate, dated such Date of Option
Delivery, of an executive officer of the Company confirming that the certificate delivered at the Time of Purchase pursuant to Section 3(f) hereof remains true and correct as of such Date of Option Delivery;

                           (2) opinions or a letter, as the case may be, of
Robert C. Shrosbree, Esq., Assistant General Counsel of the Company, Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Company, and Pillsbury Winthrop LLP, counsel to the Underwriters, dated such Date of Option Delivery, relating to the Option Securities and otherwise to the same effect as the opinions and letter required by Section 3(b) hereof; and

                           (3) letters from E&Y, PricewaterhouseCoopers LLP and
Price Waterhouse, each dated such Date of Option Delivery, substantially in the same form and substance as the letters furnished to the Representatives pursuant to Section 3(c) hereof, except that the date specified in Section 3(c)(i)(C) and 3(c)(ii)(C) hereof shall be a date not more than five days prior to such Date of Option Delivery.

         4. Certain Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows.

                  (a) To promptly transmit copies of the Prospectus, and any amendments or supplements thereto, to the Commission for filing pursuant to Rule 424 under the Act.

                  (b) During the period when a prospectus relating to any of the Securities is required to be delivered under the Act by any Underwriter or any dealer, the Company will file promptly all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act; and the Company will promptly notify the Underwriters of any written notice given to the Company by any of the rating organizations referred to in Section 3(j) hereof of any intended decrease in any rating of any securities of the Company or of any intended change in any such rating that does not indicate the direction of the possible change of any such rating, in each case by any such rating organization.

                  (c) To deliver to each of the Representatives a conformed copy of the Registration Statement and any amendments thereto (including all exhibits thereto) and full and complete sets of all comments, if any, of the Commission or its staff and all responses thereto with respect to the Registration Statement and any amendments thereto and to furnish to the Representatives, for each of the Underwriters, conformed copies of the Registration Statement and any amendments thereto without exhibits.

                  (d) As soon as the Company is advised thereof, the Company will advise the Representatives and confirm the advice in writing of: (i) the effectiveness of any amendment to the Registration Statement (and the Company agrees to use its best efforts to cause any post-effective amendments to the Registration Statement to become effective as promptly as possible); (ii) any request made by the Commission for amendments to the Registration Statement or Prospectus or for additional information with respect thereto; (iii) the suspension of qualification of the Securities for sale under blue sky or state securities laws; and (iv) the entry of a stop order suspending the effectiveness of the Registration Statement or of the initiation or threat or any proceedings for that purpose and the Company will use every reasonable effort to prevent the issuance of any such stop order and, if such a stop order should be entered by the Commission, to make every reasonable effort to obtain the lifting or removal thereof.

                  (e) To deliver to the Underwriters, without charge, as soon as practicable, and from time to time during such period of time after the date of the Prospectus as they are required by law to deliver a prospectus, as many copies of the Prospectus (as supplemented or amended if the Company shall have made any supplements or amendments thereto) as the Representatives may reasonably request; and in case any Underwriter is required to deliver a prospectus after the expiration of nine months after the date of the Prospectus, to furnish to the Representatives, upon request, at the expense of such Underwriter, a reasonable quantity of a supplemental prospectus or of supplements to the Prospectus complying with Section 10(a)(3) of the Act.

                  (f) For such period of time as the Underwriters are required by law or customary practice to deliver a prospectus in respect of the Securities, if any event shall have occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it becomes necessary to amend or supplement the Prospectus to comply with law, to forthwith prepare and file with the Commission (subject to Section 4(l) hereof) an appropriate amendment or supplement to the Prospectus and deliver to the Underwriters, without charge, such number of copies thereof as may be reasonably requested.

                  (g) During the period when a prospectus relating to any of the Securities is required to be delivered under the Act by any Underwriter or any dealer, the Company will comply, at its own expense, with all requirements imposed on the Company by the Act, as now and hereafter amended, and by the rules and regulations of the Commission thereunder, as from time to time in force, so far as necessary to permit the continuance of sales of or dealing in the Securities during such period in accordance with the provisions hereof and as contemplated by the Prospectus.

                  (h) To make generally available to the Company's security holders, as soon as practicable, an "earning statement" (which need not be audited by independent public accountants) covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, which shall comply in all material respects with and satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (i) To use its best efforts to qualify the Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and to pay (or cause to be paid), or reimburse (or cause to be reimbursed) the Underwriters and their counsel for, reasonable filing fees and expenses in connection therewith (including the reasonable fees and disbursements of counsel to the Underwriters and filing fees and expenses paid and incurred prior to the date hereof); provided, however, that the Company shall not be required to qualify to do business as a foreign corporation or as a securities dealer or to file a general consent to service of process or to file annual reports or to comply with any other requirements deemed by the Company to be unduly burdensome.

                  (j) To pay all expenses, fees and taxes (other than transfer taxes on sales by the respective Underwriters and the expenses referred to in
Section 5 hereof), in connection with the issuance and delivery of the Securities, including, without limitation, (i) the fees and expenses of the Company's counsel and independent accountants, (ii) the cost of preparing stock certificates,

(iii) the costs and charges of any transfer agent and any registrar, (iv) all expenses incurred by the Company in connection with any "road show" presentation to potential investors and (v) all expenses and application fees related to the listing of the Securities on the NYSE, except that the Company shall be required to pay the fees and disbursements (other than disbursements referred to in Section 4(i) hereof) of Pillsbury Winthrop LLP, counsel to the Underwriters only in the events provided in Section 4(k) hereof, the Underwriters hereby agreeing to pay such fees and disbursements in any other event, and that except as provided in Section 4(k) hereof, the Company shall not be responsible for any out-of-pocket expenses of the Underwriters in connection with their services hereunder.

                  (k) If the Underwriters shall not take up and pay for the Securities (i) due to the failure of the Company to comply with any of the conditions specified in Section 3 hereof, to pay the reasonable fees and disbursements of Pillsbury Winthrop LLP, counsel to the Underwriters and to reimburse the Underwriters for their other reasonable out-of-pocket expenses not to exceed a total of $75,000, incurred in connection with the financing contemplated by this Agreement, such amounts including all amounts incurred in connection with any roadshow, provided that such amounts are documented in writing to the Company, or (ii) due to termination in accordance with the provisions of Section 9 hereof prior to the Time of Purchase, to pay the reasonable fees and disbursements of Pillsbury Winthrop LLP, counsel to the Underwriters.

                  (l) Prior to the termination of the offering of the Securities, to not amend or supplement the Registration Statement or Prospectus (including the Basic Prospectus) unless the Company has furnished the Representatives and counsel to the Underwriters with a copy for their review and comment a reasonable time prior to filing and has reasonably considered any comments of the Representatives, and not to make any such amendment or supplement to which such counsel shall reasonably object on legal grounds in writing after consultation with the Representatives.

                  (m) To furnish the Representatives with copies of all documents required to be filed with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act subsequent to the time the Registration Statement becomes effective and prior to the termination of the offering of the Securities.

                  (n) So long as may be required by law for distribution of the Securities by the Underwriters or by any dealers that participate in the distribution thereof, the Company will comply with all requirements under the Exchange Act relating to the timely filing with the Commission of its reports pursuant to Section 13 of the Exchange Act and of its proxy statements pursuant to Section 14 of the Exchange Act.

                  (o) The Company will use its best efforts to effect the listing of the Securities prior to the Time of Purchase, on the NYSE subject only to official notice of issuance.

                  (p) The Company will not for a period of 60 days following the date hereof, without the prior written consent of the Representatives: offer, pledge, sell or contract to sell any Common Stock; sell any option or contract to purchase any Common Stock; purchase any option or contract to sell any Common Stock; grant any option, right or warrant to sell any Common

Stock; lend or otherwise dispose of or transfer any Common Stock; file a registration statement related to the Common Stock; or enter into any swap or other agreement or transaction that transfers, in whole or in part, the economic consequence of ownership of Common Stock whether any such swap or transaction is to be settled by delivery of common stock, in cash or otherwise; provided, however, that the Company may issue shares of Common Stock upon conversion or settlement of any warrants outstanding, the Company's 7 3/4% Convertible Trust Preferred Securities, 3.375% Convertible Senior Notes Due 2023 or 4.50% Cumulative Convertible Preferred Stock in accordance with their respective terms, and under any continuous equity program, stock purchase plan, performance incentive stock plan, employee stock ownership plan and employee savings and incentive plan.

                  (q) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (r) The Company will cause the proceeds of the issuance and sale of the Securities to be applied for the purposes described in the Prospectus.

         5. Covenant of the Underwriters. The Underwriters agree that they will file in a timely manner all necessary reports of sales of securities made to Canadian purchasers with the securities regulatory authorities of the relevant Canadian provinces. The Underwriters also agree that they will pay any fees and expenses associated with the preparation and filing of the Canadian sales reports.

         6. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters as follows.

                  (a) The Company meets the requirements for the use of Form S-3 under the Act; the Registration Statement has been declared effective by the Commission under the Act and meets the requirements set forth in paragraph
(a)(1)(ix) or (a)(1)(x) of Rule 415 under the Act and complies in all other respects with such Rule 415; a true and correct copy of the Registration Statement as amended to the date hereof has been delivered to each of the Representatives and to the Representatives for each of the Underwriters (except that copies delivered for the Underwriters excluded exhibits to such Registration Statement); any filing of the Preliminary Prospectus pursuant to Rule 424 has been made, and any filing of the Prospectus and any supplements thereto required pursuant to Rule 424 will be made in the manner required by Rule 424 and within the time period required by Rule 424; and no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued under the Act and no proceedings for such purposes have been instituted or threatened or are pending before the Commission, and any request on the part of the Commission for additional information has been complied with by the Company. On the effective date of the Registration Statement, the Registration Statement and the Basic Prospectus complied, on its issue date the Preliminary Prospectus complied, and on its issue date the Prospectus will comply, in all material respects with the applicable provisions of the Act and the related rules and regulations of the Commission; the Registration Statement on its effective date did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Basic Prospectus on its issue date, and the Preliminary Prospectus on its issue date, did not, and the Prospectus, as of its issue date and, as amended or supplemented, if applicable, as of the Time of Purchase, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to any Underwriter with respect to any statements or omissions made therein in reliance upon and in conformity with information furnished in writing to the Company by, or through, the Representatives on behalf of, any Underwriter expressly for use therein (as set forth in Section 7(b) hereof).

                  (b) The documents incorporated by reference in the Registration Statement, the Preliminary Prospectus, the Basic Prospectus and the Prospectus, when they were filed (or, if an amendment with respect to any such document was filed, when such amendment was filed) with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and any further documents so filed and incorporated by reference will, when they are filed with the Commission, conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder; none of such documents, when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

                  (c) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Michigan and has all requisite authority to own or lease its properties and conduct its business as described in the Prospectus and to consummate the transactions contemplated hereby, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business as described in the Prospectus or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

                  (d) Each significant subsidiary (as defined in Rule 405 under the Act, and hereinafter called a "Significant Subsidiary") of the Company has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite authority to own or lease its properties and conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business as described in the Prospectus or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.

                  (e) The shares of capital stock of the Company outstanding prior to the issuance of the Securities have been duly authorized and are validly issued, fully paid and non-assessable.

                  (f) The Securities have been duly authorized by the Company for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be duly and validly issued, fully paid and non-assessable; the Securities conform in all material respects to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; the Company knows of no reason that any holder of the Securities would be subject to personal liability solely by reason of being such a holder; and the issuance of the Securities is not subject to any preemptive or other similar rights of any securityholder of the Company or any of its subsidiaries.

                  (g) This Agreement has been duly authorized, executed and delivered by the Company, and the Company has full corporate power and authority to enter into this Agreement.

                  (h) Except for the outstanding shares of preferred stock of Consumers Energy Company, the 8.36% Trust Originated Preferred Securities of Consumers Power Company Financing I, the 8.20% Trust Originated Preferred Securities of Consumers Energy Company Financing II, the 9.25% Trust Originated Preferred Securities of Consumers Energy Company Financing III, the 9.00% Trust Preferred Securities of Consumers Energy Company Financing IV and the 7.75% Convertible Quarterly Income Preferred Securities of CMS Energy Trust I, all of the outstanding capital stock of each of Consumers Energy Company and CMS Enterprises Company is owned directly or indirectly by the Company, free and clear of any security interest, claim, lien or other encumbrance (except as disclosed in the Prospectus) or preemptive rights, and there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in any of Consumers Energy Company and CMS Enterprises Company or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any such capital stock, any such convertible or exchangeable securities or any such rights, warrants or options.

                  (i) Each of the Company and Consumers Energy Company has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a Material Adverse Effect.

                  (j) No order, license, consent, authorization or approval of, or exemption by, or the giving of notice to, or the registration with, any federal, state, local or other governmental department, commission, board, bureau, agency or instrumentality, and no filing, recording, publication or registration in any public office or any other place, was or is now required to be obtained by the Company to authorize its execution or delivery of, or the performance of its obligations under, this Agreement or the Securities, except such as have been obtained or may be required under state securities or blue sky laws or as referred to in the Prospectus.

                  (k) None of the issuance or sale of the Securities, or the execution or delivery by the Company of, or the performance by the Company of its obligations under, this Agreement or the Securities, did or will conflict with, result in a breach of any of the terms or provisions of, or constitute a default or require the consent of any party under, the Company's Restated Articles of Incorporation or Amended and Restated Bylaws, any material agreement or instrument to which it is a party, any existing applicable law, rule or regulation or any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its properties or assets, or did or will result in the creation or imposition of any lien on the Company's properties or assets.

                  (l) The Company has an authorized capitalization as set forth in the Prospectus.

                  (m) Except as disclosed in the Prospectus, there is no action, suit, proceeding, inquiry or investigation (at law or in equity or otherwise) pending or, to the knowledge of the Company, threatened against the Company or any subsidiary, by any governmental authority that (i) questions the validity, enforceability or performance of this Agreement or the Securities or (ii) if determined adversely, is likely to have a Material Adverse Effect or materially adversely affect the ability of the Company to perform its obligations hereunder or the consummation of the transactions contemplated by this Agreement.

                  (n) There has not been any material and adverse change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, from that set forth or incorporated by reference in the Prospectus (other than changes referred to in or contemplated by the Prospectus).

                  (o) Except as set forth in the Prospectus, no event or condition exists that constitutes, or with the giving of notice or lapse of time or both would constitute, a default or any breach or failure to perform by the Company or any of its Significant Subsidiaries, taken as a whole, in any material respect under any indenture, mortgage, loan agreement, lease or other material agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which it or any of their respective properties may be bound.

                  (p) The Company, after giving effect to the offering and sale of the Securities, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (q) The Company's chief executive officer and chief financial officer are responsible for establishing and maintaining the Company's disclosure controls and procedures. The Company's management, under the direction of the Company's principal executive and financial officers, has evaluated the effectiveness of the Company's disclosure controls and procedures as of a date within 90 days of the filing of the Company's most recent annual report on Form 10-K/A. Based on such evaluation, the Company's chief executive officer and chief financial officer have concluded that the Company's disclosure controls and procedures are effective to ensure that material information was presented to them and properly disclosed.

There have been no significant changes in the Company's internal controls or in other factors that could significantly affect internal controls subsequent to such evaluation.

                  (r) The Company (i) is a "holding company", as such term is defined in the Public Utility Holding Company Act of 1935, as amended, and (ii) is currently exempt from all provisions of the Public Utility Holding Company Act of 1935, as amended, except Section 9(a)(2) thereof.

                  (s) Except as described in the Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

                  (t) The financial statements and the related notes thereto of the Company and its consolidated subsidiaries incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Act and the Exchange Act and the rules and regulations of the Commission thereunder, as applicable, and present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a basis substantially consistent throughout the periods covered thereby, except where an exception thereto has been adequately described therein, and the supporting schedules incorporated by reference in the Registration Statement present fairly the information required to be stated therein; and the other financial information incorporated by reference in the Registration Statement and the Prospectus has been derived from the accounting records of the Company and its subsidiaries, or, in the case of data not derivable from the accounting records of the Company and its subsidiaries, other data in the possession of the Company and its subsidiaries, and presents fairly the information shown thereby; and the pro forma financial information and the related notes thereto incorporated by reference in the Registration Statement and the Prospectus have been prepared in accordance with the applicable requirements of the Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Registration Statement and the Prospectus.

         7. Indemnification.

                  (a) The Company agrees, to the extent permitted by law, to indemnify and hold harmless each of the Underwriters and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act or otherwise, and to reimburse the Underwriters and such controlling person or persons, if any, for any legal or other expenses incurred by them in connection with defending any action, suit or proceeding (including governmental investigations) as provided in Section 7(c) hereof, insofar as such losses, claims, damages, liabilities or actions, suits or proceedings (including governmental investigations) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus as of its issue date (if used prior to the date of the Basic Prospectus), the Basic Prospectus (if used prior to the date of the Prospectus), the Prospectus, or, if the Prospectus shall be amended or supplemented, in the Prospectus as so amended or supplemented (if such Prospectus or such Prospectus as amended or supplemented is used after the period of time referred to in Section 4(e) hereof, it shall contain or be used with such amendments or supplements as the Company deems necessary to comply with Section 10(a) of the Act), or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission which was made in such Preliminary Prospectus, Basic Prospectus, Registration Statement or Prospectus, or in the Prospectus as so amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company by, or through the Representatives on behalf of, any Underwriter expressly for use therein, and except that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability or action, suit or proceeding arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Prospectus if copies of the Prospectus were timely delivered to the Underwriters pursuant to Section 4 hereof and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Underwriters to the person asserting such loss, claim, damage or liability or action, suit or proceeding and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability or action, suit or proceeding.

         The Company's indemnity agreement contained in this Section 7(a), and the covenants, representations and warranties of the Company contained in this Agreement, shall remain in full force and effect regardless of any investigation made by or on behalf of any person, and shall survive the delivery of and payment for the Securities hereunder, and the indemnity agreement contained in this Section 7 shall survive any termination of this Agreement. The liabilities of the Company in this Section 7(a) are in addition to any other liabilities of the Company under this Agreement or otherwise.

                  (b) Each Underwriter agrees, severally and not jointly, to the extent permitted by law, to indemnify, hold harmless and reimburse the Company, its directors and such of its officers as shall have signed the Registration Statement, each other Underwriter, and each person, if any, who controls the Company or any such other Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent and upon the same terms as the indemnity agreement of the Company set forth in Section 7(a) hereof, but only with respect to alleged untrue statements or omissions made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or in the Prospectus, as amended or supplemented (if applicable), in reliance upon and in conformity with information furnished in writing to the Company by such Underwriter expressly for use therein.

         The indemnity agreement on the part of each Underwriter contained in this Section 7(b) and the representations and warranties of such Underwriter contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any other person, and shall survive the delivery of and payment for the Securities hereunder, and the indemnity agreement contained in this Section 7(b) shall survive any termination of this Agreement. The liabilities of each Underwriter in this Section 7(b) are in addition to any other liabilities of such Underwriter under this Agreement or otherwise. The Company acknowledges that (i) the statements set forth in the last paragraph of the cover page of each of the Preliminary Prospectus and the Prospectus regarding delivery of the Securities, (ii) the list of Underwriters and their respective participation in the sale of the Securities set forth under the heading "Underwriting" in the Preliminary Prospectus and Prospectus, (iii) the sentences related to concessions and reallowances set forth under the heading "Underwriting" in the Preliminary Prospectus and Prospectus and (iv) the paragraph related to stabilization, over-allotment, syndicate covering transactions and penalty bids set forth under the heading "Underwriting" in the Preliminary Prospectus and Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Preliminary Prospectus or the Prospectus.

                  (c) If a claim is made or an action, suit or proceeding (including governmental investigations) is commenced or threatened against any person as to which indemnity may be sought under Section 7(a) or 7(b) hereof, such person (the "Indemnified Person") shall notify the person against whom such indemnity may be sought (the "Indemnifying Person") promptly after any assertion of such claim threatening to institute an action, suit or proceeding or if such an action, suit or proceeding is commenced against such Indemnified Person, promptly after such Indemnified Person shall have been served with a summons or other first legal process, giving information as to the nature and basis of the claim. Failure to so notify the Indemnifying Person shall not, however, relieve the Indemnifying Person from any liability which it may have on account of the indemnity under Section 7(a) or 7(b) hereof if the Indemnifying Person has not been prejudiced in any material respect by such failure. Subject to the immediately succeeding sentence, the Indemnifying Person shall assume the defense of any such litigation or proceeding, including the employment of counsel and the payment of all expenses, with such counsel being designated, subject to the immediately succeeding sentence, in writing by the Representatives in the case of parties indemnified pursuant to Section 7(b) hereof and by the Company in the case of parties indemnified pursuant to Section 7(a) hereof. Any Indemnified Person shall have the right to participate in such litigation or proceeding and to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the

Indemnifying Person and the Indemnified Person shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include (x) the Indemnifying Person and (y) the Indemnified Person and, in the written opinion of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or likely conflicts of interest between them, in either of which cases the reasonable fees and expenses of counsel (including disbursements) for such Indemnified Person shall be reimbursed by the Indemnifying Person to the Indemnified Person. If there is a conflict as described in clause (ii) above, and the Indemnified Persons have participated in the litigation or proceeding utilizing separate counsel whose fees and expenses have been reimbursed by the Indemnifying Person and the Indemnified Persons, or any of them, are found to be solely liable, such Indemnified Persons shall repay to the Indemnifying Person such fees and expenses of such separate counsel as the Indemnifying Person shall have reimbursed. It is understood that the Indemnifying Person shall not, in connection with any litigation or proceeding or related litigation or proceedings in the same jurisdiction as to which the Indemnified Persons are entitled to such separate representation, be liable under this Agreement for the reasonable fees and out-of-pocket expenses of more than one separate firm (together with not more than one appropriate local counsel) for all such Indemnified Persons. Subject to the next paragraph, all such fees and expenses shall be reimbursed by payment to the Indemnified Persons of such reasonable fees and expenses of counsel promptly after payment thereof by the Indemnified Persons.

         In furtherance of the requirement above that fees and expenses of any separate counsel for the Indemnified Persons shall be reasonable, the Underwriters and the Company agree that the Indemnifying Person's obligations to pay such fees and expenses shall be conditioned upon the following:

                  (1) in case separate counsel is proposed to be retained by the Indemnified Persons pursuant to clause (ii) of the preceding paragraph, the Indemnified Persons shall in good faith fully consult with the Indemnifying Person in advance as to the selection of such counsel;

                  (2) reimbursable fees and expenses of such separate counsel shall be detailed and supported in a manner reasonably acceptable to the Indemnifying Person (but nothing herein shall be deemed to require the furnishing to the Indemnifying Person of any information, including, without limitation, computer print-outs of lawyers' daily time entries, to the extent that, in the judgment of such counsel, furnishing such information might reasonably be expected to result in a waiver of any attorney-client privilege); and

                  (3) the Company and the Representatives shall cooperate in monitoring and controlling the fees and expenses of separate counsel for Indemnified Persons for which the Indemnifying Person is liable hereunder, and the Indemnified Person shall use reasonable effort to cause such separate counsel to minimize the duplication of activities as between themselves and counsel to the Indemnifying Person.

         The Indemnifying Person shall not be liable for any settlement of any litigation or proceeding effected without the written consent of the Indemnifying Person, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees, subject to the provisions of this Section 7, to indemnify the Indemnified Person from and against any loss, damage, liability or expenses by reason of such settlement or judgment. The Indemnifying Person shall not, without the prior written consent of the Indemnified Persons, effect any settlement of any pending or threatened litigation, proceeding or claim in respect of which indemnity has been properly sought by the Indemnified Persons hereunder, unless such settlement includes an unconditional release by the claimant of all Indemnified Persons from all liability with respect to claims which are the subject matter of such litigation, proceeding or claim and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Person.

                  (d) If the indemnification provided for in Section 7 above is unavailable to or insufficient to hold harmless an Indemnified Person under such
Section 7 in respect of any losses, claims, damages or liabilities (or actions, suits or proceedings (including governmental investigations) in respect thereof) referred to therein, then each Indemnifying Person under this Section 7 shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Person on the one hand and the Indemnified Person on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each Indemnifying Person shall contribute to such amount paid or payable by such Indemnified Person in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of each Indemnifying Person, if any, on the one hand and the Indemnified Person on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions, suits or proceedings (including governmental investigations) in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the total underwriting discounts and commission received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus, bear to the aggregate public offering price of the Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages or liabilities (or actions, suits or proceedings (including governmental proceedings) in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such actions, suits or proceedings (including governmental proceedings) or claims, provided that the provisions of this Section 7 have been complied with (in all material respects) in respect of any separate counsel for such Indemnified Person. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the purchase discount or commission applicable to the Securities purchased by the such Underwriter hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 7 to contribute are several in proportion to their respective underwriting obligations and not joint.

         The agreement with respect to contribution contained in this Section 7(d) shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any Underwriter, and shall survive delivery of and payment for the Securities hereunder and any termination of this Agreement.

         8. Substitution of Underwriters. If any Underwriter under this Agreement shall fail or refuse (otherwise than for some reason sufficient to justify in accordance with the terms hereof, the termination of its obligations hereunder) to purchase the Securities which it had agreed to purchase on the Time of Purchase or any applicable Date of Option Delivery, the Representatives shall immediately notify the Company and the Representatives and the other Underwriters may, within 36 hours of the giving of such notice, determine to purchase, or to procure one or more other members of the National Association of Securities Dealers, Inc. ("NASD") (or, if not members of the NASD, who are foreign banks, dealers or institutions not registered under the Exchange Act and who agree in making sales to comply with the NASD's Rules of Fair Practice), satisfactory to the Company, to purchase, upon the terms herein set forth, the number of shares of Securities which the defaulting Underwriter had agreed to purchase. If any non-defaulting Underwriter or Underwriters shall determine to exercise such right, the Representatives shall give written notice to the Company of such determination within 36 hours after the Company shall have received notice of any such default, and thereupon the Time of Purchase or Date of Option Delivery, as the case may be, shall be postponed for such period, not exceeding three business days, as the Company shall determine. If, in the event of such a default, the Representatives shall fail to give such notice, or shall within such 36-hour period give written notice to the Company that no other Underwriter or Underwriters, or others, will exercise such right, then this Agreement may be terminated by the Company, upon like notice given to the Representatives within a further period of 36 hours. If in such case the Company shall not elect to terminate this Agreement, it shall have the right, irrespective of such default:

                  (a) to require such non-defaulting Underwriters to purchase and pay for the respective number of shares of Securities which they had severally agreed to purchase hereunder, as herein above provided, and, in addition, the number of shares of Securities which the defaulting Underwriter shall have so failed to purchase up to a number of shares thereof equal to one-ninth (1/9) of the respective number of shares of Securities which such non-defaulting Underwriters have otherwise agreed to purchase hereunder; and/or

                  (b) to procure one or more other members of the NASD (or, if not members of the NASD, who are foreign banks, dealers or institutions not registered under the Exchange Act and who agree in making sales to comply with the NASD's Rules of Fair Practice) to purchase, upon the terms herein set forth, the number of shares of Securities which such defaulting Underwriter had agreed to purchase, or that portion thereof which the remaining Underwriters shall not be obligated to purchase pursuant to Section 8(a) hereof.

         In the event the Company shall exercise its rights under Section 8(a) and/or Section 8(b) hereof, the Company shall give written notice thereof to the Representatives within such further period of 36 hours, and thereupon the Time of Purchase or the Date of Option Delivery, as the case may be, shall be postponed for such period, not exceeding five business days, as the Company shall determine. In the event the Company shall be entitled to but shall not elect to exercise its rights under Section 8(a) and/or Section 8(b) hereof, the Company shall be deemed to have elected to terminate this Agreement.

         Any action taken by the Company under this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement. Termination by the Company under this Section 8 shall be without any liability on the part of the Company or any non-defaulting Underwriter.

         In the computation of any period of 36 hours referred to in this
Section 8, there shall be excluded a period of 24 hours in respect of each Saturday, Sunday or legal holiday which would otherwise be included in such period of time.

         9. Termination of Agreement. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

         This Agreement may be terminated at any time prior to the Time of Purchase or any applicable Date of Option Delivery by the Representatives if, prior to such time, any of the following events shall have occurred: (i) trading in the Company's Common Stock shall have been suspended by the Commission or the NYSE or trading in securities generally on the NYSE shall have been suspended or limited or minimum prices shall have been established on such exchange; (ii) a banking moratorium shall have been declared either by U.S. federal or New York State authorities; (iii) any material disruption of securities settlement or clearance services; or (iv) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity, crisis or disruption in financial markets, the effect of which on the financial markets of the United States is such as to impair, in the judgment of the Representatives, the marketability of the Securities.

         If the Representatives elect to terminate this Agreement, as provided in this Section 9, the Representatives will promptly notify the Company and each other Underwriter by telephone or telecopy, confirmed by letter. If this Agreement shall not be carried out by any Underwriter for any reason permitted hereunder, or if the sale of the Securities to the Underwriters as herein contemplated shall not be carried out because the Company is not able to comply with the terms hereof, the Company shall not be under any obligation under this Agreement and shall not be liable to any Underwriter or to any member of any selling group for the loss of anticipated profits from the transactions contemplated by this Agreement and the Underwriters shall be under no liability to the Company nor be under any liability under this Agreement to one another.

         Notwithstanding the foregoing, the provisions of Section 4(i), 4(k), 7 and 8 shall survive termination of this Agreement.

         10. Notices. All notices hereunder shall, unless otherwise expressly provided, be in writing and be delivered at or mailed to the following addresses or be sent by telecopy as follows: (i) if to the Underwriters or the Representatives, to the Representatives at the address or number, as appropriate, designated in Schedule I hereto; and (ii) if to the Company, to CMS Energy Corporation, One Energy Plaza, Jackson, Michigan 49201, Attention: Executive Vice President and Chief Financial Officer (Telecopy 517-788-2186).

         11. Parties in Interest. The agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company (including the directors thereof and such of the officers thereof as shall have signed the Registration Statement), and the controlling persons, if any, referred to in
Section 7 hereof, and their respective successors, assigns, executors and administrators, and, except as expressly otherwise provided in Section 8 hereof, no other person shall acquire or have any right under or by virtue of this Agreement.

         12. Definition of Certain Terms. The term "Underwriters", as used herein, shall be deemed to mean the several persons, firms or corporations named in Schedule II hereto (including the Representatives herein mentioned, if so named), and the term "Representatives", as used herein, shall be deemed to mean the representative or representatives designated by, or in the manner authorized by, the Underwriters in Schedule I hereto. If the firm or firms listed in
Schedule I hereto are the same as the firm or firms listed in Schedule II hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms. The term "successors" as used in this Agreement shall not include any purchaser, as such purchaser, of any of the Securities from any of the respective Underwriters.

         13. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         14. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company.

                                    Very truly yours,

                                    CMS ENERGY CORPORATION


                                    By: /s/ Thomas J. Webb
                                        ----------------------------------------
                                        Name: Thomas J. Webb
                                        Title: Executive Vice President and CFO

Confirmed and accepted as of the date first written above:

CITIGROUP GLOBAL MARKETS INC.
J.P. MORGAN SECURITIES INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
DEUTSCHE BANK SECURITIES INC.
GOLDMAN, SACHS & CO.
WACHOVIA CAPITAL MARKETS, LLC
BNP PARIBAS SECURITIES CORP.
COMERICA SECURITIES, INC.
DAIWA SECURITIES AMERICA INC.
KEYBANC CAPITAL MARKETS, A DIVISION OF MCDONALD INVESTMENTS INC.
WELLS FARGO SECURITIES, LLC

By: CITIGROUP GLOBAL MARKETS INC.


By: /s/ Jane Sadowsky
    -----------------------------
    Name: Jane Sadowsky
    Title: Managing Director

By: J.P. MORGAN SECURITIES INC.


By: /s/ Yaw Asamoah-Duodu
    -----------------------------
    Name: Yaw Asamoah-Duodu
    Title: Vice President

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
                INCORPORATED


By: /s/ Jeffrey Kulik
    -----------------------------
    Name: Jeffrey Kulik
    Title: Vice President

                                   SCHEDULE I

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Attention: General Counsel
Telecopy: 212-816-7912

J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017
Attention: Henry Wilson
Telecopy: 212-622-8358

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
4 World Financial Center
New York, New York 10080
Attention: Equity Capital Markets
Telecopy: 212-449-2784

                                   SCHEDULE II


                                                                                              Number of Shares of
     Underwriters                                                                              Initial Securities
     ------------                                                                              ------------------
Citigroup Global Markets Inc..........................................................                  7,125,000

J.P. Morgan Securities Inc............................................................                  7,125,000

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated..............................................................                  7,125,000

Deutsche Bank Securities Inc..........................................................                  1,425,000

Goldman, Sachs & Co...................................................................                  1,425,000

Wachovia Capital Markets, LLC.........................................................                  1,425,000

BNP Paribas Securities Corp...........................................................                    570,000

Comerica Securities, Inc..............................................................                    570,000

Daiwa Securities America Inc..........................................................                    570,000

KeyBanc Capital Markets, a division of McDonald Investments Inc.......................                    570,000

Wells Fargo Securities, LLC...........................................................                    570,000

                                                                                                       ----------
   Total..............................................................................                 28,500,000
                                                                                                       ==========

                                  SCHEDULE III

1.       Merribel S. Ayres

2.       John F. Drake

3.       Thomas W. Elward

4.       Earl D. Holton

5.       David W. Joos

6.       David G. Mengebier

7.       Michael T. Monahan

8.       Joseph F. Paquette Jr.

9.       William U. Parfet

10.      Percy A. Pierre

11.      John G. Russell

12.      S. Kinnie Smith, Jr.

13.      Kenneth L. Way

14.      Thomas J. Webb

15.      Ken Whipple

16.      John B. Yasinsky




                                      III-1

                                    EXHIBIT A

                 [FORM OF OPINION OF ROBERT C. SHROSBREE, ESQ.]

1. The Company is a duly organized, validly existing corporation in good standing under the laws of the State of Michigan.

2. All legally required corporate proceedings in connection with the authorization, issuance and validity of the Securities and the sale of the Securities by the Company in accordance with the Underwriting Agreement have been taken; and no approval, authorization, consent or order of any governmental regulatory body is required with respect to the issuance and sale of the Securities (other than in connection with or in compliance with the provisions of the securities or blue sky laws of any state, as to which I express no opinion).

3. The statements made in the Prospectus under the caption "Description of Securities", "Plan of Distribution" and "Underwriting" constitute summaries of legal matters or documents referred to therein and are accurate in all material respects; the Securities conform in all material respects to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same.

4. The Registration Statement was declared effective by the Commission; the Registration Statement, at the date it was declared effective by the Commission and at the date of the most recent amendment to the Registration Statement, and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424 under the Act, and each document incorporated in the Prospectus as such document was originally filed pursuant to the Exchange Act (except for (i) the financial statements and schedules contained or incorporated by reference therein (including the notes thereto and the auditors' reports thereon) and
         (ii) the other financial information contained or incorporated by reference therein, as to which I express no opinion), complied as to form when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder; and the Registration Statement has become, and at the Time of Purchase is, effective under the Act and, to the best of my knowledge after due inquiry, no proceedings for a stop order with respect thereto are threatened or pending under the Act.

5. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

6. The Securities have been duly authorized by the Company for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth in the Underwriting Agreement, will be duly and validly issued, fully paid and non-assessable; the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company or any of its subsidiaries.

7. The form of certificate used to evidence the Securities complies in all material respects with all applicable statutory requirements, with any applicable requirements of the Restated Articles of Incorporation and the Amended and Restated Bylaws of the Company and the requirements of the NYSE.

8. The issuance and sale of the Securities in accordance with the terms of the Underwriting Agreement do not violate the provisions of the Restated Articles of Incorporation or the Amended and Restated Bylaws of the Company, and will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company is a party.

9. The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

10. The Company (i) is a "holding company", as such term is defined in the Public Utility Holding Company Act of 1935, as amended, and (ii) is currently exempt from all provisions of the Public Utility Holding Company Act of 1935, as amended, except Section 9(a)(2) thereof.

11. Except for the outstanding shares of preferred stock of Consumers Energy Company, the 8.36% Trust Originated Preferred Securities of Consumers Power Company Financing I, the 8.20% Trust Originated Preferred Securities of Consumers Energy Company Financing II, the 9 1/4% Trust Originated Preferred Securities of Consumers Energy Company Financing III, the 9.00% Trust Preferred Securities of Consumers Energy Company Financing IV and the 7 3/4% Convertible Quarterly Income Preferred Securities of CMS Energy Trust I, all of the outstanding capital stock of each of Consumers Energy Company and CMS Enterprises Company is owned directly or indirectly by the Company, free and clear of any security interest, claim, lien or other encumbrance (except as disclosed in the Prospectus) or preemptive rights, and there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in any of Consumers Energy Company and CMS Enterprises Company or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any such capital stock, any such convertible or exchangeable securities or any such rights, warrants or options.

12. The Company has an authorized capitalization as set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

13. Nothing has come to my attention that would lead me to believe that the Prospectus (other than (i) the operating statistics, financial statements and schedules contained or incorporated by reference therein (including the notes thereto and the auditors' reports thereon) and
         (ii) the other financial or statistical information contained or incorporated by reference therein, as to which I express no opinion), as of its date or at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                    EXHIBIT B

          [FORM OF LETTER OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP]

No facts have come to our attention that have caused us to believe that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except that in each case we do not express any view as to the financial statements, schedules and other financial data included therein or excluded therefrom).

                                    EXHIBIT C

               [Letterhead of Officer or Director of the Company]

October __, 2004

Citigroup Global Markets Inc.
J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
Wachovia Capital Markets, LLC
BNP Paribas Securities Corp.
Comerica Securities, Inc.
Daiwa Securities America Inc.
KeyBanc Capital Markets, a division of McDonald Investments Inc.
Wells Fargo Securities, LLC

c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

c/o J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017

c/o Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
4 World Financial Center
New York, New York 10080

Ladies and Gentlemen:

         This letter is being delivered to you in connection with a proposed Underwriting Agreement (the "Underwriting Agreement") between CMS Energy Corporation, a Michigan corporation (the "Company"), and you as representative of a group of Underwriters named therein, whereby the Underwriters have agreed to purchase shares of its Common Stock ($0.01 par value) (the "Securities") of the Company pursuant to the Underwriting Agreement. Terms used but not defined in this letter shall have the meanings ascribed to such terms in the Underwriting Agreement.

         In order to induce you and the other Underwriters to purchase the Securities pursuant to the Underwriting Agreement, the undersigned will not, without the prior written consent of the Representatives: offer, pledge, sell or contract to sell any Common Stock; sell any option or contract to purchase any Common Stock; purchase any option or contract to sell any Common Stock; grant any option, right or warrant to sell any Common Stock; lend or otherwise dispose of or transfer any Common Stock; file a registration statement related to the Common Stock; or enter into any swap or other agreement or transaction that transfers, in whole or in part, the economic consequence of ownership of Common Stock whether any such swap or transaction is to be settled by delivery of Common Stock, in cash or otherwise, for a period of 60 days after the date of the Underwriting Agreement, other than shares of Common Stock disposed of as bona fide gifts approved by the Representatives, and up to 10,000 shares of Common Stock for any one executive officer or director of the Company with an aggregate limit of 100,000 shares of Common Stock for all executive officers and directors of the Company.

         If for any reason the Underwriting Agreement shall be terminated prior to the Time of Purchase, the agreement set forth above shall likewise be terminated.

                                       Very truly yours,


                                       By:___________________________________
                                          Name:
                                          Title:





                                       C-2